UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

Eagle Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36306	20-8179278
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 326-5300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EGRX	The Nasdaq Stock Market LLC(1)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1)	On October 1, 2024, Eagle Pharmaceuticals, Inc. received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Hearings Panel had determined to delist the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), from Nasdaq. Trading in the Common Stock on Nasdaq was suspended effective October 3, 2024. The Common Stock began trading on the OTC Expert Market on October 4, 2024 under the symbol “EGRX.”

Item 1.01 Entry into a Material Definitive Agreement.

On October 30, 2024, the Board of Directors (the “Board”) of Eagle Pharmaceuticals, Inc. (the “Company”), a Delaware corporation, declared a dividend of one preferred share purchase right (“Right”) to purchase one-thousandth of one share of the Company’s newly designated Preferred Shares (as defined below) for each outstanding share of Common Stock (“Company Common Stock”) to the stockholders of record as of the close of business on November 11, 2024 (the “Record Date”), and adopted a limited duration stockholder rights plan (the “Rights Plan”), effective immediately, as set forth in the Rights Agreement, dated as of October 30, 2024 (the “Rights Agreement”), by and between the Company and Equiniti Trust Company, LLC, as Rights Agent (as defined therein). The Rights Agent currently serves as the Company’s transfer agent with respect to Company Common Stock and also has been appointed transfer agent with respect to the Series A Junior Participating Preferred Stock, par value $0.001 per share (each, a “Preferred Share” and, collectively, the “Preferred Shares”), if any, that may be issued pursuant to the exercise of Rights under the Rights Agreement. The Rights will expire on October 30, 2025 (the “Final Expiration Date”), unless the Rights are earlier redeemed or exchanged by the Company. The Company does not have any obligation under the Rights Agreement to seek stockholder approval for the Rights Plan.

In general terms, the Rights Agreement is designed to impose a penalty upon any person or group that acquires beneficial ownership of 10% (15% in the case of a passive institutional investor) or more of the outstanding shares of Company Common Stock without the approval of the Board. The Company continues to experience a significant dislocation in the trading price of its common stock. The Rights Plan is intended to enable all of the Company’s stockholders to have the opportunity to realize the long-term value of their investment. The Rights Plan is intended to reduce the likelihood that any person or group gains control of the Company through open market accumulation or other means without appropriately compensating all stockholders or without providing the Board sufficient time to make informed judgments and take actions that are in the best interests of the Company and its stockholders. The Rights Plan was adopted in response to the significant and ongoing dislocation in the trading price of the Company’s common stock and recent unsolicited efforts by third parties to capitalize on this dislocation, including through accumulations of the Company’s common stock. The Rights Plan is similar to other plans adopted by publicly held companies in comparable circumstances, and does not contain any dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future Board to redeem the rights.

A summary of the key terms of the Rights Agreement follows:

The Rights. Pursuant to the terms of the Rights Agreement, the Rights will not be exercisable and will trade with shares of Company Common Stock until the earlier to occur of (a) the tenth calendar day (or such later date as may be determined by the Board) after a person or group acquires beneficial ownership of 10% (15% in the case of a passive institutional investor) or more of outstanding Company Common Stock (an “Acquiring Person”), in the event that the Board determines on or before such tenth (10) calendar day to effect an exchange and determines in that a later date is advisable, such later date that is not more than twenty (20) calendar days after the date such shares of Company Common Stock are acquired, or (b) the tenth business day (or such later date as may be determined by action of the Board prior to such time as any person or entity becomes an Acquiring Person) following the date of commencement, or the first announcement, of an intention to commence, a tender offer or exchange offer, the consummation of which would result in any person or entity, or group of persons or entities acting in concert, becoming an Acquiring Person. The term “Acquiring Person” is subject to certain customary exceptions whereby certain stockholders that would have otherwise been an Acquiring Person are excluded from the definition of “Acquiring Person”. Any stockholders with beneficial ownership of Company Common Stock above the applicable threshold as of the first public announcement of the Rights Plan on October 31, 2024 are grandfathered at their then current ownership levels but are not permitted to increase their ownership without triggering the Rights.  Prior to exercise, the Rights do not give their holder any dividend, voting or liquidation rights.

The date when the Rights separate from Company Common Stock and become exercisable is referred to herein as the “Distribution Date”. Unless and until the occurrence of such date, Company Common Stock certificates or, in the case of uncertificated shares, notations in the book-entry account system, will evidence the Rights, and any transfer of shares of Company Common Stock will constitute a transfer of the related Rights. After the Distribution Date, the Rights will be evidenced by separate book-entry credits or by Rights certificates that the Company will mail to all eligible, certificated holders of Company Common Stock. Any Rights held by an Acquiring Person will be null and void and may not be exercised.

Exercise Price. Pursuant to the terms of the Rights Agreement, after the Distribution Date, each Right will entitle the holder thereof to purchase one-thousandth (1/1000th) of a Preferred Share for $10.00, subject to adjustment (the “Exercise Price”). Each one-thousandth (1/1000th) of a Preferred Share has economic terms similar to that of one share of Company Common Stock. The Exercise Price payable, and the number of Preferred Shares or other securities or other property issuable upon exercise of the Rights, will be subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares. The exercise of Rights to purchase Preferred Shares will at all times be subject to the availability of a sufficient number of authorized but unissued Preferred Shares. Notwithstanding the foregoing, with certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments require an adjustment of at least 1% in such Exercise Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of the number of one one-thousandth (1/1,000th) of a Preferred Share issuable upon the exercise of one Right, which may, at the Company’s election, be evidenced by depositary receipts), and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

Beneficial Ownership. Pursuant to the terms of the Rights Agreement, certain synthetic interests in securities created by derivative positions — whether or not such interests are considered to be ownership of underlying shares of Company Common Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended — are treated as beneficial ownership of the number of shares of Company Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of Company Common Stock are directly or indirectly held by counterparties to the derivatives contracts. Swaps dealers unassociated with any control intent or intent to evade the purposes of the Rights Agreement are excepted from such imputed beneficial ownership. In addition, shares held by affiliates and associates of an Acquiring Person, including shares that are subject of, or the reference securities for, or that underly, any derivative position of such persons, will be deemed to be beneficially owned by the Acquiring Person. In addition, any securities beneficially owned by a third party with whom the Acquiring Person has any agreement, arrangement or understanding (whether or not in writing) (i) for the purpose of acquiring, holding or voting securities of the Company or (ii) to cooperate in obtaining, changing or influencing control of the Company, will be deemed to be beneficially owned by the Acquiring Person.

Consequences of a Person or Group Becoming an Acquiring Person.

•	Flip-In. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person or its affiliates may, for the Exercise Price, purchase shares of Company Common Stock with a market value of twice the Exercise Price.

•	Exchange. In lieu of the “flip-in” feature described above, the Board may, at its option at any time after a person or group becomes an Acquiring Person, exchange the Rights (other than Rights owned by the Acquiring Person or its affiliates), in whole or in part, for shares of Company Common Stock at an exchange ratio of one share of Company Common Stock per Right (subject to adjustment).

•	Flip-Over. If the Company is later acquired in a merger or similar transaction after the Distribution Date, all holders of Rights except the Acquiring Person or its affiliates may purchase, for the Exercise Price, a number of shares of the common stock of the Principal Party (as defined in the Rights Agreement) having a market value of twice the Exercise Price.

Company Preferred Share Provisions.

Each Preferred Share, if issued:

•	will not be redeemable;

•	when, as and if any dividend is declared on Company Common Stock, entitle the holder to quarterly dividend payments in an amount per share equal to 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in Company Common Stock or a subdivision of the outstanding Company Common Stock (by reclassification or otherwise), declared on Company Common Stock since the immediately preceding quarterly dividend payment date or, with respect to the first date when quarterly dividends are payable in cash, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock;

•	will entitle the holder upon liquidation either to receive a preferential liquidation payment of the greater of (a) $1,000 per Preferred Share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment and (b) an aggregate amount per Preferred Share equal to 1,000 times the aggregate amount to be distributed per share to holders of Company Common Stock plus an amount equal to any accrued and unpaid dividends on such Preferred Shares;

•	will have the same voting power as 1,000 shares of Company Common Stock;

•	if shares of Company Common Stock are exchanged via merger, consolidation, or a similar transaction, will entitle the holder to a per share payment equal to the payment made on 1,000 shares of Company Common Stock; and

•	will rank junior to any other series of the Company’s preferred stock in the event such other preferred stock is issued by the Company, unless the terms of any such series provide otherwise.

The value of one one-thousandth (1/1000th) interest in a Preferred Share is intended to approximate the value of one share of Company Common Stock.

 Expiration. The Rights will expire on the Final Expiration Date, unless the Rights are earlier redeemed or exchanged by the Company.

Redemption. The Board may redeem the Rights for $0.001 per Right at any time prior to the earlier of (A) such time as any person or group becomes an Acquiring Person or (B) the close of business on the Final Expiration Date. Following the expiration of the above periods, the Rights become nonredeemable. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights pursuant to the Rights Agreement will be to receive the redemption price of $0.001 per Right. The redemption price will be adjusted if the Company effects a stock split or stock dividend of Company Common Stock.

Anti-Dilution Provisions. Rights will have the benefit of certain anti-dilution provisions set forth in the Rights Agreement.

Amendments. The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, the Board may not amend the Rights Agreement in a way that adversely affects holders of the Rights.

Miscellaneous. The Rights Agreement does not contain any dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future Board to redeem the Rights. Until a Right is exercised, it does not entitle the holder thereof to any additional rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

The summary of the Rights Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and incorporated by reference into this Item 1.01.

Item 3.03 Material Modification to Rights of Security Holders.

The information appearing above under Item 1.01 above is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement described in Item 1.01 above, the Board approved a Certificate of Designation establishing the Preferred Shares and the rights, preferences and privileges thereof (the “Certificate of Designations”). The Certificate of Designation was filed with the Secretary of State of the State of Delaware on October 31, 2024. The Certificate of Designation is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The information appearing above under Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 31, 2024, the Company issued a press release announcing the adoption of the Rights Plan. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “could,” “may,” “intend,” “remain,” “regain,” “maintain,” “potential,” “prepare,” “expected,” “believe,” “plan,” “seek,” “continue,” “goal,” “estimate,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements with respect to: the impact of the adoption of the Rights Plan, including the ability of the Rights Plan to protect stockholders’ ability to realize the long-term value of their investment and to effectively provide the Board sufficient time to make informed judgments and take actions that are in the best interests of the Company and its stockholders, and expectations regarding the Company’s process to review potential financing and other alternatives, including the types of arrangements or transactions, if any, that the Company may determine to pursue, the scope and timing of such review process, the potential value of any such arrangements or transactions and the outcome of such review process. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, which could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the completion of the review and preparation of the Company’s financial information and internal control over financial reporting and disclosure controls and procedures and the timing thereof; the discovery of additional information; further delays in the Company’s financial reporting, including as a result of unanticipated factors; the Company’s ability to obtain resolution with respect to the events of default under its Third Amended and Restated Credit Agreement, as amended; the Company's ability to obtain financing and the timing and potential terms thereof; whether the objectives of the review of potential financing and other alternatives process will be achieved, the terms, structure, benefits and costs of any arrangement or transaction resulting therefrom, and whether any transaction will be consummated at all; the extent to which the Rights under the Rights Plan become exercisable, if at all; the risk that the review of potential financing and other alternatives and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other relationships and on its operating results and business generally; the risk that the review of potential financing and other alternatives could divert the attention and time of the Company’s management; the costs resulting from the review of potential financing and other alternatives; the risk of the Company potentially seeking protection under bankruptcy laws; the possibility that the Company will be unable to re-list its common stock on the Nasdaq or another exchange and, if re-listed, the possibility that the Company thereafter will be unable to continue to comply with the listing rules of such exchange; the limitations on trading of the Company’s common stock related to the Company’s trading on the OTC Expert Market; the impact on the price of the Company’s common stock and the Company’s reputation; the Company’s ability to remediate material weaknesses in its internal control over financial reporting; the Company’s ability to recruit and hire a new Chief Executive Officer and new Chief Financial Officer and retain key personnel; the ability of the Company to realize the anticipated benefits of its plan designed to improve operational efficiencies and realign its sales and marketing expenditures and the impacts thereof; the Company’s reliance on third parties to manufacture commercial supplies of its products and clinical supplies of its product candidates; the impacts of geopolitical factors such as the conflicts between Russia and Ukraine and Hamas, Iran and Israel; delay in or failure to obtain regulatory approval of the Company’s or its partners’ product candidates and successful compliance with Federal Drug Administration, European Medicines Agency and other governmental regulations applicable to product approvals; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; whether the Company can successfully market and commercialize its products; the success of the Company's relationships with its partners; the outcome of litigation and other legal proceedings and the risk of additional litigation and legal proceedings, including with respect to the matters referenced herein; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and competition from generic entrants into the market; unexpected safety or efficacy data observed during clinical trials; clinical trial site activation or enrollment rates that are lower than expected; the risks inherent in drug development and in conducting clinical trials; risks inherent in estimates or judgments relating to the Company’s critical accounting policies, or any of the Company’s estimates or projections, which may prove to be inaccurate; unanticipated factors in addition to the foregoing that may impact the Company’s financial and business projections and may cause the Company’s actual results and outcomes to materially differ from its estimates and projections; and those risks and uncertainties identified in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 23, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 9, 2023, and for the quarter ended June 30, 2023, filed with the SEC on August 8, 2023, and its subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. There is no deadline or definitive timetable for the completion of the Company’s review process to evaluate potential financing and other alternatives, there can be no assurance as to the outcome of such process, and the Company does not intend to disclose or comment on further developments with respect to such process unless and until it determines that further disclosure is required by law or it otherwise deems appropriate.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation of Series A Junior Participating Preferred Stock filed with the Secretary of State of the State of Delaware on October 31, 2024
4.1	Rights Agreement, dated as of October 30, 2024 between Eagle Pharmaceuticals, Inc. and Equiniti Trust Company, LLC., which includes the form of Certificate of Designation as Exhibit A and the form of Right Certificate as Exhibit B
99.1	Press Release of Eagle Pharmaceuticals, Inc., dated October 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE PHARMACEUTICALS, INC.

Dated: October 31, 2024	By:	/s/ Michael Graves
Michael Graves
Interim Principal Executive Officer